Dated [●] 2024
MEJATO

SHIPPING COMPANY INC.
RAKARU SHIPPING COMPANY INC.
EBADON SHIPPING COMPANY INC.
PULAP SHIPPING COMPANY INC.
WENO SHIPPING COMPANY INC.
ERIKUB SHIPPING COMPANY INC.
WOTHO SHIPPING COMPANY INC.
as joint and several Borrowers
and
DIANA SHIPPING INC.
as Parent Guarantor
and
DANISH SHIP FINANCE A/S
as Original Lender
AMENDMENT AND RESTATEMENT

AGREEMENT
relating to a facility agreement dated 12 April 2023
relating to(i) the refinancing of the Existing Indebtedness secured on

m.vs. "PHAIDRA", "ELECTRA", "ASTARTE", "P.

S. PALIOS" and "G. P.

ZAFIRAKIS",
(ii) the refinancing of the Borrowers' equity in respect of m.vs "CRYSTALIA"

and "ATALANDI"

and (iii) the provision to the Borrowers

of working capital for their general corporate purposes

Index
Clause

Page
1

Definitions and Interpretation ....................................................................................................

3
2

Conditions Precedent

..................................................................................................................

4
3

Representations ..........................................................................................................................

4
4

Amendment and Restatement of Facility Agreement and other finance documents

................

5
5

Further Assurance .......................................................................................................................

7
6

Fees .............................................................................................................................................

7
7

Costs and Expenses .....................................................................................................................

7
8

Notices

.........................................................................................................................................

7
9

Counterparts ...............................................................................................................................

7
10

Governing Law

.............................................................................................................................

7
11

Enforcement

................................................................................................................................

7
Schedules
Schedule 1 Conditions Precedent ............................................................................................................

9
Execution
Execution Pages

......................................................................................................................................13
Appendices
Appendix

Form of Amended and Restated Facility Agreement (marked to indicate amendments)

THIS AGREEMENT is made on [●] 2024
PARTIES
(1) MEJATO SHIPPING COMPANY INC.
, a corporation incorporated and

existing under the

laws of

the
Republic of The Marshall Islands whose registered address is at Trust Company Complex, Ajeltake
Road, Ajeltake Island, Majuro MH96960, The Marshall Islands as a borrower (" Borrower A ")
(2) RAKARU SHIPPING COMPANY INC.
, a corporation incorporated and existing under

the laws of the
Republic of The Marshall Islands whose registered address is at Trust Company Complex, Ajeltake
Road, Ajeltake Island, Majuro MH96960, The Marshall Islands as a borrower (" Borrower B ")
(3) EBADON SHIPPING COMPANY INC.
, a

corporation incorporated and existing

under the

laws of

the
Republic of The Marshall Islands whose registered address is at Trust Company Complex, Ajeltake
Road, Ajeltake Island, Majuro MH96960, The Marshall Islands as a borrower (" Borrower C ")
(4) PULAP SHIPPING COMPANY INC.
, a corporation incorporated

and existing under the laws of

the
Republic of The Marshall Islands whose registered address is at Trust Company Complex, Ajeltake
Road, Ajeltake Island, Majuro MH96960, The Marshall Islands as a borrower (" Borrower D ")
(5) WENO
SHIPPING COMPANY

INC.
, a corporation

incorporated and

existing under the

laws of the
the

Republic

of

The

Marshall

Islands

whose

registered

address

is

at

Trust

Company

Complex,
Ajeltake Road,

Ajeltake Island, Majuro MH96960,

The Marshall Islands as

a borrower ("
Borrower
E ")
(6) ERIKUB SHIPPING COMPANY INC.
, a corporation incorporated

and existing under the laws of the
Republic of The Marshall Islands whose registered address is at Trust Company Complex, Ajeltake
Road, Ajeltake Island, Majuro MH96960, The Marshall Islands as a borrower (" Borrower F ")
(7) WOTHO SHIPPING COMPANY INC. , a corporation incorporated and existing under the laws of the
Republic of The Marshall Islands whose registered address is at Trust Company Complex, Ajeltake
Road, Ajeltake Island, Majuro MH96960, The Marshall Islands as a borrower (" Borrower G ")
(8) DIANA SHIPPING INC.
, a corporation incorporated

and existing under the laws

of the Republic of
The

Marshall

Islands

whose

registered

address

is

at

Trust

Company

Complex,

Ajeltake

Road,
Ajeltake Island, Majuro MH96960, The Marshall Islands as guarantor (the " Parent Guarantor ")
(9)
DANISH SHIP

FINANCE A/S
of Sankt

Annae Plads

3, Dk-1250

Copenhagen K,

Denmark as

lender
(the " Original Lender ")
BACKGROUND
(A)
By a facility agreement dated

12 April 2023

and made among

(i) the Borrowers as

joint and several
borrowers,

(ii) the Parent Guarantor as guarantor

and (ii) the Original Lender,

the Original Lender
agreed to make available to

the Borrowers a facility

of (originally) up

to $100,000,000 out

of which
the amount of $80,191,652 is outstanding at the date of this Agreement.

(B)
The Parties have agreed

to amend and

restate the Facility Agreement as

set out in

this Agreement.
OPERATIVE PROVISIONS

1 DEFINITIONS AND INTERPRETATION
1.1 Definitions
In this Agreement:
"
Amended

and

Restated

Facility

Agreement
"

means

the

Facility

Agreement,

as

amended

and
restated by this Agreement, in the form set out in the Appendix.
"
Effective

Date
"

means

18

October

2024

subject

to

Original

Lender’s

confirmation

that

all

the
conditions precedent in Clause 3 ( Conditions precedent ) have been satisfied.
" Facility Agreement " means the facility agreement referred to in Recital (A).
" Mortgage Amendment " means, in relation to a Ship, an amendment to that Mortgage in agreed form.
" Party " means a party to this Agreement.
"
Supplemental

Account

Security
"

means,

in

relation

to

each

Account

Security

a

document
creating second priority Security over the Accounts of the relevant Borrower in agreed form.
"Supplemental General

Assignment"

means, in

relation

to a

Ship, a

document creating

second
priority

Security

over

(inter

alia)

that

Ship's

Earnings,

its

Insurances,

any

Requisition
Compensation, any Charter and any Charter Guarantee in relation to that Ship in agreed form.
"
Supplemental

Manager’s

Undertaking
”

means

in

relation

to

a

Ship,

a

supplemental

letter

of
undertaking

from

its

Approved

Technical

Manager

and

its

Approved

Commercial

Manager,

(i)
confirming

that

the

subordination

effected

by

virtue

of

the

original

Manager's

Undertaking
continues to

have full

force and

effect and

extends to

the Secured Liabilities

as amended by

the
Amendment and Restatement Agreement and (ii) creating second priority security over the rights
and

interests

of

such

Approved

Technical

Manager

and

such

Approved

Commercial

Manager
respectively in the Insurances, in agreed form.
" Supplemental Security Document " means:
(a) any Mortgage Amendment;
(b) any Supplemental Account Security;
(c) any Supplemental General Assignment;
(d)
any Supplemental Manager’s Undertaking; and

(e) any Supplemental Shares Security.
"Supplemental Shares

Security"

means, in

relation to

a Borrower,

a document

creating second
priority Security over the issued shares of that Borrower in agreed form.

1.2 Defined expressions
Defined expressions

in the

Facility

Agreement and

the other

Finance Documents

shall have

the
same

meanings

when

used

in

this

Agreement

unless

the

context

otherwise

requires

or

unless
otherwise defined in this Agreement.
1.3 Application of construction and interpretation provisions of Facility Agreement
Clauses 1.2 ( construction
) to 1.5

(
third party rights
) (inclusive) of

the Facility Agreement

apply to
this Agreement as if they were expressly incorporated in it with any necessary modifications.
1.4 Agreed forms of new, and supplements to, Finance Documents
References

in

Clause
1.1

(
Definitions
)

to

any

document

being

in

"agreed

form"

are

to

that
document:
(a)
in

a

form

attached

to

a

certificate

dated

the

same

date

as

this

Agreement

(and

signed

by

the
Borrowers and the Lender); or
(b) in any other form agreed in writing between the Borrowers and the Lender.
1.5 Designation as a Finance Document
The Obligors and the Lender designate this Agreement as a Finance Document.
1.6 Third party rights
(a) Unless expressly provided to the contrary in a Finance Document, a person who is not a Party has no

right

under

the

Third

Parties

Act

to

enforce

or

to

enjoy

the

benefit

of

any

term

of

this
Agreement.
(b)
Notwithstanding any term of any Finance

Document, the consent of

any person who is not

a Party
is not required to rescind or vary this Agreement at any time.
2 CONDITIONS PRECEDENT
(a)
The Effective

Date cannot

occur unless

the Lender

has received

(or waived

receipt of)

all of

the
documents and other evidence listed in
Schedule 1

(
Conditions Precedent ) in form and substance
satisfactory

to the

Lender on

or before

the Effective

Date or

such later

date as

the Lender

may
agree with the Borrowers.
(b)
The Lender shall

notify the Borrowers

promptly upon being satisfied

as to the

satisfaction of

the
conditions precedent referred to in paragraph (a) above.
3
REPRESENTATIONS

3.1 Facility Agreement representations
Each Obligor

that is a

party to the

Facility Agreement

makes the

representations and

warranties
set out in clause 19 ( representations
) of the Facility Agreement,

as amended and restated

by this

Agreement

and updated

with appropriate

modifications to

refer

to

this

Agreement and,

where
appropriate,

the relevant

Supplemental Security

Documents, by

reference

to the

circumstances
then existing on the date of this Agreement and on the Effective Date.
3.2
Finance Document representations

Each Obligor makes

the representations and

warranties set out

in the Finance Documents (other
than the Facility Agreement)

to which it is

a party, as amended and

restated and/or supplemented
by this

Agreement and

updated with

appropriate modifications

to refer

to this

Agreement and,
where appropriate,

the relevant

Mortgage Amendment,

by reference

to the

circumstances then
existing on the date of this Agreement and on the Effective Date.
4
AMENDMENT AND RESTATEMENT OF FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

4.1 Specific amendments to the Facility Agreement
With effect on and from the Effective Date, the Facility Agreement shall be amended and

restated
in the

form of

the Amended and

Restated

Facility Agreement

and, as

so amended and

restated,
the Facility Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended and restated.
4.2 Amendments to Finance Documents
With effect on and

from the Effective Date,

each of the

Finance Documents (other

than the Facility
Agreement and

each Mortgage

which is

amended and

supplemented by

the relevant

Mortgage
Amendment) shall be, and shall be deemed by this Agreement to be, amended as follows:
(a)
the

definition

of,

and

references

throughout

each

of

the

Finance

Documents

to

the

"Facility
Agreement" and

any of

the other Finance

Documents shall be

construed as

if the same

referred
to,

respectively:
(i) the Amended and Restated Facility Agreement; and
(ii)
the

other

Finance

Documents

as

amended

and

supplemented

by

this

Clause

4.2
(
Amendments to

Finance Documents
) and

by such

further or consequential

modification
as may be necessary to give full effect to the terms of this Agreement;
(b)
the definition of, and

references throughout each of the Finance Documents to,

a Mortgage shall
be

construed

as

if

the

same

referred

to

that

Mortgage

as

amended

and

supplemented

by

the
relevant Mortgage Amendment;
(c)
by construing

references

throughout each

of the

Finance Documents

to "this

Agreement", "this
Agreement",

"hereunder"

and

other

like

expressions

as

if

the

same

referred

to

those

Finance
Documents as amended and/or supplemented by this Agreement;

and
(d)
all cross

references

in the

Facility Agreement

will be

updated accordingly

to reflect

the relevant
clauses in the Amended and Restated Facility Agreement.

4.3 Obligor Confirmation
On the Effective Date, each Obligor:
(a) confirms its acceptance of the Amended and Restated Facility Agreement;
(b)
agrees that it is

bound as an

Obligor (as defined

in the

Amended and Restated Facility Agreement);
(c) confirms that the definition of, and references throughout each of the Finance Documents to, the
Facility

Agreement

and

any

of

the

other

Finance

Documents

shall

be

construed

as

if

the

same
referred to the Facility Agreement and those

Finance Documents as amended

and restated by this
Agreement;
(d) (if it is a Parent Guarantor) confirms that its guarantee and indemnity:
(i) continues to have full force and effect on the terms of the Amended and Restated Facility
Agreement; and
(ii)
extends

to

the

obligations

of

the

relevant

Obligors

under

the

Finance

Documents

as
amended and restated by this Agreement.
4.4 Security confirmation
On the Effective Date, each Obligor confirms that:
(a)
any Security created by it under the

Finance Documents extends to the

obligations of the relevant
Obligors under the Finance Documents as amended and restated by this Agreement;
(b)
the obligations of the relevant

Obligors under the Amended and Restated

Facility Agreement are
included in the

Secured Liabilities (as

defined in the

Security Documents to

which it is

a party); and
(c) the Security created under the Finance Documents continues in full force and effect on the terms of the respective Finance Documents.

4.5 Finance Documents to remain in full force and effect
The Finance Documents shall remain in full force and effect and from the Effective Date:
(a)
in the

case of

the Facility

Agreement

as amended

and restated

pursuant

to

Clause
4
.1 ( Specific
amendments to the Facility Agreement );
(b)
in the case of the

other Finance Documents as amended pursuant

to Clause
4.2

(
Amendments to
Finance Documents
) and the relevant Mortgage Amendment;

and
(c)
the Facility Agreement and the

applicable provisions of this

Agreement will be read

and construed
as one document;

and
(d)
except to the extent expressly waived by the amendments effected by this Agreement, no waiver
is given by this Agreement and the Lender expressly reserves all its rights and remedies in respect
of any breach of or other Default under the Finance Documents.

5 FURTHER ASSURANCE
Clause

22.22

(
further

assurance
)

of

the

Facility

Agreement,

as

amended

and

restated

by

this
Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.
6 FEES
The

Borrowers

shall

pay

to

Lender

on

or

before

the

Effective

Date

an

amendment

fee

of
$200,479.13.
7 COSTS AND EXPENSES
Clause

16.2

(
amendment

costs
)

of

the

Facility

Agreement,

as

amended

and

restated

by

this
Agreement,

applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.
8 NOTICES
Clause 34 ( notices
) of the

Facility Agreement, as amended

and restated by this Agreement,

applies
to this Agreement as if it were expressly incorporated in it with any necessary modifications.
9 COUNTERPARTS
This Agreement may be

executed in any

number of counterparts, and this has the

same effect as
if the signatures on the counterparts were on a single copy of this Agreement.
10 GOVERNING LAW
This

Agreement

and

any

non-contractual

obligations

arising out

of

or

in

connection

with

it

are
governed by English law.
11 ENFORCEMENT
11.1 Jurisdiction
(a)
The

courts

of

England

have

exclusive

jurisdiction

to

settle

any

dispute

arising

out

of

or

in
connection

with

this

Agreement

(including

a

dispute

regarding

the

existence,

validity

or
termination of

this Agreement

or any

non-contractual obligation

arising out

of or

in connection
with this Agreement) (a " Dispute ").
(b)
The Obligors accept that the courts of England

are the most appropriate and convenient courts to
settle Disputes and accordingly no Obligor will argue to the contrary.
(c)
To

the extent

allowed by

law,

this Clause
11.1

(
Jurisdiction
) is

for the

benefit of the

Lender only.

As a result, the Lender shall be not be prevented

from taking proceedings relating to a Dispute

in
any other courts with jurisdiction.

To

the extent allowed by

law,

the Lender may take

concurrent
proceedings in any number of jurisdictions.

11.2 Service of process
(a)
Without

prejudice

to

any

other

mode

of

service

allowed

under

any

relevant

law,

each

Obligor
(other than an Obligor incorporated in England and Wales):
(i)
irrevocably

appoints

Hill

Dickinson

Services (London)

Ltd

at

its

registered

office

for

the
time

being

at

The

Broadgate

Tower,

20

Primrose

Street,

London

EC2A

2EW,

United
Kingdom

as

its

agent

for

service

of

process

in

relation

to

any

proceedings

before

the
English courts in connection with any Finance Document; and
(ii)
agrees that failure by a process agent to notify the relevant Obligor of the process will not
invalidate the proceedings concerned.
(b) If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrowers

(on behalf of all the Obligors) must immediately (and in any event within three days of such event taking place) appoint another agent on terms acceptable to
the Lender. Failing

this, the Lender may appoint another agent for this purpose.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE

1
CONDITIONS PRECEDENT
1 Obligors
1.1 A copy of the constitutional documents of each Obligor.
1.2 A copy of a resolution of the board of directors of each Obligor (other than the Parent Guarantor)
and a copy of a resolution of the executive committee of the Parent Guarantor:
(a) evidencing corporate benefit;
(b)
approving the terms of, and the transactions

contemplated by, this Agreement and (as applicable)
each

Supplemental

Security

Document

to

which

it

is

a

party

and

(as

applicable)

the

Mortgage
Amendment to which it

is a party and

resolving that it execute this Agreement,

(if applicable) each
Supplemental

Security

Document

to

which

it

is

a

party

and

(if

applicable)

the

Mortgage
Amendment to which it is a party;
(c)
authorising

a

specified

person

or

persons

to

execute

this

Agreement

and

(as

applicable)

each
Supplemental

Security

Document

and

each

Mortgage

Amendment

to

which

it

is

a

party

on

its
behalf; and
(d)
authorising a specified

person or persons,

on its behalf, to

sign and/or despatch

all documents and
notices (including, if relevant,

a Utilisation Request)

to be signed

and/or despatched by

it under,
or in

connection with,

this Agreement, each

Supplemental Security

Document to

which it

is a

party,
each Mortgage Amendment to which it is a party

and any other Finance Document to which

it is a
party.
1.3
An original

of the

power of

attorney of

any Obligor

authorising a

specified person

or persons

to
execute

this

Agreement

and

(as

applicable)

each

Supplemental

Security

Document

and

each
Mortgage Amendment to which it is a party.
1.4
A specimen of the

signature of each person authorised

by the resolutions referred to in paragraph
1.2 above.
1.5
A copy of

a resolution signed by

the Parent

Guarantor as the

holder of the

issued shares in

each
Borrower,

approving the terms of, and the transactions contemplated

by, this Agreement

and (as
applicable) each Supplemental Security Document and each Mortgage Amendment to which that
Borrower is a party.
1.6
An up-to-date copy of a goodstanding certificate in respect of each

Obligor issued not earlier than
90 days from the Effective Date

.
2 Agreement and Security
2.1 A duly executed original of this Agreement signed by all Parties to it.
2.2 A duly executed original of the Amended and Restated Facility Agreement.

2.3
A

duly

executed

original

of

each

Supplemental

Security

Document

(and

any

other

document
required thereunder).
2.4
A

duly

executed

original

of

each

Mortgage

Amendment

and

evidence

that

such

Mortgage
Amendment

has

been

duly

registered

as

a

valid

addendum

to

the

Mortgage

in

respect

of

the
relevant Ship in accordance with the laws of the jurisdiction of its applicable Approved Flag.
3 Legal opinions
3.1
A legal opinion of Watson Farley & Williams,

Greece, legal advisers to the Lender in England.
3.2
If an Obligor is incorporated in a jurisdiction other than England and Wales,

a legal opinion of the
legal advisers to the Lender in the relevant jurisdiction.
3.3
Legal opinions of the

legal advisers to

the Lender in the jurisdiction of

the Approved Flag of

each
Ship and such other relevant jurisdictions as the Lender may require.
4 Other documents and evidence
4.1
A copy

of a

certificate signed

by an

officer of

each Borrower

confirming that

as at

the Effective
Date and the date of this Agreement:
(a) the Repeating Representations and all other representations are true and accurate;
(b)
no Default has occurred

and is continuing or

is reasonably likely

to result from

the occurrence of
the Effective Date; or
(c)
no event

described in clause 7.1

(
Illegality ), 7.2 ( Change of control ), 7.5 ( mandatory prepayment on

sale

or

Total

Loss
)

and

7.6

(
Mandatory

prepayment

on

Sanctions

Event
)

of

the

Facility
Agreement has occurred.
4.2
Draft cover notes and certificates of

the relevant P&I Club in respect of each Ship evidencing that each

Ship is

insured

in

accordance

with

the provisions

of

the Facility

Agreement

together

with
draft letters

of undertaking by

the Approved

Brokers

in accordance

with paragraph

(b) of

clause
23.6 (
Copies of

policies; letters

of undertaking
) of

the Facility

Agreement,

in each

case in

forms
acceptable to the Lender.
4.3
A

copy

of

any

other

Authorisation

or

other

document,

opinion

or

assurance

which

the

Lender
considers to

be necessary or desirable

in connection with the

entry into and

performance of the
transactions

contemplated

by

this

Agreement,

each

Mortgage

Amendment

and

each
Supplemental Security Document

or for

the validity and

enforceability of

any Finance Document
as

amended,

restated

and/or

supplemented

by

this

Agreement,

each

Supplemental

Security
Document or each Mortgage Amendment.
4.4
Such evidence as the Lender may require to be able to satisfy each of their "know your customer"
or

similar

identification

procedures

in

relation

to

the

transactions

contemplated

by

this
Agreement.

4.5
Documentary

evidence

that

the

agent

for

service

of

process

named

in

Clause

11.2

(
Service

of
process ) has accepted its appointment.
4.6
Evidence

that

the

fees,

costs

and

expenses

then

due from

the Borrower

s

pursuant

to

Clause
7
( Costs and Expenses
) and clause 16.2

(
amendment costs
) of the Facility

Agreement and pursuant
to Clause 6 ( Fees ) of this Agreement have been paid or will be paid by the Effective Date.
4.7
Such documentation and

information as the

Lender deem necessary and/or

advisable to comply
with:

(a)
relevant sanction regulations

including the Lender's sanction compliance

procedures with a

view
to carry out relevant sanctions'

screenings; and
(b)
customer

due

diligence

measures

for

purposes

of

AML/CTF

checks

as

required

by

the

Danish
Consolidating Act no. 1022 of 13
th

of August 2013 on Measures to Prevent Money Laundering and
Financing of Terrorism (as amended and supplemented) including, without limitation:
(i)
Ownership and structure: evidence satisfactory

to the Lender of the complete ownership
and

control

structure

of

the

Customers

including

the

ownership

stake

belonging

to
beneficial owners meaning the

natural person(s) who ultimately owns

or controls through
direct or indirect ownership of more than 20 per cent. of the shares or voting rights in the
Customers (except for beneficial owners in companies listed on a regulated market that is subject

to

disclosure

requirements

consistent

with

EU

law

or

equivalent

international
standards,

provided that

if only

part of

such companies

shares are

listed,

the beneficial
owners,

if

any,

of

such

remaining

unlisted

shares

shall

be

subject

to

the

disclosure
requirements)

or,

if

no

such

person(s)

are

identified

or

if

there

is

any

doubt

that

the
person(s)

identified

are

the

beneficial

owner(s),

the

natural

person(s)

who

hold

the
position of senior management in the Parent Guarantor;
(ii)
Verification:

copies

of

proof

of

identity

and

country

of

residence

(which

may

be
documented

by

copy

of

bank

statement,

utility

bills,

lease

contracts

or

other

official
documents from a reliable and independent source) no older than 3 Months from date of receipt,

in

Roman

Latin

letters

(

i.e.

not

Hebrew,

Greek,

Arabic

or

Russian

letters

in
readable form)

of the Customers

and any beneficial

owner (except

for beneficial owners
in listed

companies as

described in sub-paragraph

(a) above)

or,

if no such

person(s) are
identified or if there is any doubt that the person(s) identified are the beneficial owner(s),
in

addition

to

the so

identified

beneficial

owner(s),

the

natural

person(s)

who

hold

the
position

of

senior management

officials

in the

Parent

Guarantor

and of

any

signatories
shall be verified in the following manner:
(A)
in

relation

to

natural

persons

(e.g.

beneficial

owner(s)

or

senior

management
officials): proof

of identity

shall include

name, date

of birth

and civil

registration
number

verified

on

the

basis

of

copies

of

passports

or

driver's

licenses,

other
government issued documents, lawyer's statements or a legal opinion; and
(B)
in

relation

to

legal

persons

(e.g. Customers

and/or

any

listed

parent

company):
proof of identity shall include registered name, country of

incorporation, business
registration number,

tax identification number (TIN), legal entity identifier (LEI)

or
similar government issued

identification number verified

on the basis

of transcript

from

companies

house

or

companies

registry,

Articles

of

Association

and
Memorandum

of

Association,

or

other

government

issued

documents.
Alternatively, bank statements, lawyer's statements, legal opinion or confirmation
from the Danish Consulate in the country

of
the registered office of the Customer
or listed parent company confirming name or business identification number;

(iii)
Signing authority and verification:

(A)
Authorised

signatory:

copies

of

Articles

of

Association

and

Memorandum

of
Association, Board Resolution,

or legal opinion.

Proof of

identity of the

signatory
shall be verified

on the basis

of passport, identity

card issued

by a governmental
authority or

driver's license

in relation

to the

signing of

authority of

any person
executing a document on behalf of the Customers; and
(B)
Attorneys

in

fact:

copies

of

any

powers

of

attorney,

documentation

evidencing
general

authority

or

legal

opinion

in

relation

to

the

signing

authority

of

any
attorney-in-fact

executing a

document on

behalf of

the Customers,

in each

case
no

older

than

3

months.

The

proof

of

identity

of

any

attorney-in-fact

shall

be
verified on the basis of passport, identity

card issued by a governmental authority
or

driver's

license.

Alternatively,

if

the

attorney-in-fact

is

an

attorney-at-law
qualified in

a EU/EEA

member state,

a print-out

of the

webpage of

the relevant
law

firm

with

whom

the

attorney-at-law

is

employed

evidencing

such
employment; and
(iv)
a

statement

from

the

Customers

confirming

that

the

documents,

data

or

information
previously provided

to the

Lender under

paragraphs
(i),

(ii) and
(iii)

above is

up-to-date,
or,

alternatively, any relevant

updated documents, data or information.

EXECUTION PAGES
EXECUTED AS A DEED

)
by Margarita Veniou

)
duly authorised attorney-in fact

)
for and on behalf of

)
MEJATO

SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
EXECUTED AS A DEED

)
by Margarita Veniou

)
duly authorised attorney-in fact

)
for and on behalf of

)
RAKARU SHIPPING COMPANY INC. )
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
EXECUTED AS A DEED

)
by Margarita Veniou

)
duly authorised attorney-in fact

)
for and on behalf of

)
EBADON SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
EXECUTED AS A DEED

)
by Margarita Veniou

)
duly authorised attorney-in fact

)
for and on behalf of

)
PULAP SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)

Witness' name:

)
Witness' address:

)
EXECUTED AS A DEED

)
by Margarita Veniou

)
duly authorised attorney-in fact

)
for and on behalf of

)
WENO SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
EXECUTED AS A DEED

)
by Margarita Veniou

)
duly authorised attorney-in fact

)
for and on behalf of

)
ERIKUB SHIPPING COMPANY INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
EXECUTED AS A DEED

)
by Margarita Veniou

)
duly authorised attorney-in fact

)
for and on behalf of

)
WOTHO SHIPPING COMPANY INC. )
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
PARENT GUARANTOR
EXECUTED AS A DEED

)
by Margarita Veniou

)

duly authorised attorney-in fact

)
for and on behalf of

)
DIANA SHIPPING INC.

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)
ORIGINAL LENDER
EXECUTED AS A DEED

)
by

)
duly authorised attorney-in fact

)
for and on behalf of

)
DANISH SHIP FINANCE A/S

)
in the presence of:

)
Witness' signature:

)
Witness' name:

)
Witness' address:

)

COUNTERSIGNED

this _____ day of October 2024 for and on

behalf of the following corporation which by
its execution hereof confirms and acknowledges that:

1 it has read and understood the terms and conditions of the above Agreement;
2
it agrees in all respects to the same;

3
any Security created by it under the

Finance Documents extends to the

obligations of the relevant
Obligors under the Finance Documents as amended and supplemented by the above Agreement;

4
the

obligations

of

the

relevant

Obligors

under

the

Finance

Documents

as

amended

and
supplemented by

the above

Agreement are

included in the

Secured Liabilities (as

defined in

the
Security Documents to which it is a party); and
5 the Security created under the Finance Documents continues in full force and effect on the terms of the respective Finance Documents.
________________________________
Director
for and on behalf of

Diana Shipping Services S.A.
(as approved manager)

APPENDIX
FORM OF AMENDED AND RESTATED

FACILITY AGREEMENT (MARKED TO INDICATE

AMENDMENTS)
Amendments are indicated as follows:
1

additions are indicated by [underlined text in blue];

2

deletions are shown by [strike-through text in red];

and
3 moved wording is indicated by [underlined text in green].
[Append marked-up version]